Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 3rd Quarter 2023 LKFN L I S T E D

2 David M. Findlay Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of June 30, 2023. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 10/10/23; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2013 through December 31, 2022). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021 and 2022. Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 9 Institutions 15 Institutions 162 Institutions 196 Institutions (including LKFN) LT

Tangible Common  Equity 91.7% Allowance for Credit Losses 8.3% $3 0. 48 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of  September 30, 2023 8.62%TCE/Tangible Assets 11.74%Adj. TCE/Adj. Tangible Assets 15.14%Total Risk‐Based 11.64%Leverage $21.75Book Value $21.60Tangible Book Value $30.48Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Third Quarter 2023 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2022 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets * $2 1. 60

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 53 branch offices ‐ $6.4 billion banking assets ‐ $3.0  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 32 Years of Organic Growth Record Net Income for 32 of 34 Years $2 ,7 07 $1 03 ,8 17 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Net Income (000’s) Compound Annual Growth 1991 – 2022 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9. 5% 8. 4% 7. 2% 5. 7% 4. 2% 4. 1% 3. 7% 3. 4% 3. 0% 7. 5% 3. 3% 2. 9% 3. 6% 9. 4% 8. 4% 7. 3% 5. 9% 4. 5% 4. 4% 4. 0% 3. 6% 3. 2% 7. 2% 4. 0% 3. 2% 3. 7% 9. 1% 8. 2% 7. 3% 6. 3% 5. 2% 5. 0% 4. 5% 3. 9% 3. 8% 8. 5% 5. 3% 3. 8% 3. 9% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2011 August 2012 August 2013 August 2014 August 2015 August 2016 August 2017 August 2018 August 2019 August 2020 August 2021 August 2022 August 2023 August Consolidated LCB Footprint Indiana United States 9 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Consistent With The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana

10 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

11 Fortress Balance Sheet in Excess of Regulatory Capital Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 13.3% 15.1% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Risk‐Based Capital Ratio Proxy Peer Average RBC Q2’23    14.5%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital

12 Stable Deposit Base • Daily monitoring of liquidity position, large  depositor fluctuation report, uninsured deposit  balances, and significant daily balance fluctuations • Depositors greater than $10 million totaled $1.79  billion at March 6, 2023, and $2.10 billion on  October 16, 2023, an increase of $306 million, or  17%.  • Daily fluctuation reports show some nominal retail  runoff to the brokerage firms and largest banks • Deposit rate increases have attracted new  depositors

13 Deposit Composition Provides Diversification Commercial Deposits Increase Share of Total Deposits Total Retail $1,761,235 31% Total Public  Fund $1,563,557 28% Total  Commercial $2,154,853 38% Brokered  Deposits $177,430 3% September 30, 2023 Total Deposits ‐ $5.7 billion DDA $1,377,650 DDA % of Total Deposits – 24% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

14 Diversified Deposit Base Deposits Are Not Concentrated to Any Industry or Client • Deposit composition has remained stable with  commercial deposits increasing as a percent of  total deposits • Lake City Bank had 127,108 deposit accounts at  September 30, 2023. 124,380, or 98%, of those  accounts are less than $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

15 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by Double Digits since December 2019 $1 ,1 05 ,2 67 $1 ,9 32 ,8 75 $1 ,9 12 ,0 65 $2 ,0 20 ,8 47 $6 58 ,4 51 $9 94 ,3 55 $1 ,1 20 ,2 48 $9 00 ,3 11 $8 34 ,9 53 $1 ,2 25 ,4 13 $1 ,4 21 ,0 74 $1 ,2 54 ,3 40 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Sep 2021 Sep 2022 Sep 2023 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $5,917$15$1329/30/23 $6,799$19$1299/30/22 $6,037$17$1359/30/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 21261,41415,2699/30/23 20960,44314,7729/30/22 20359,17414,3439/30/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

16 Liquidity Overview • Available liquidity is stable $3.3 billion, up from  $2.9 billion at June 30, 2023 • Sources of liquidity are varied and represent  wholesale funding and brokered deposits • Brokered deposits represent 3% of total deposits • Noncore funding represented 5% of total  deposits and purchased funds as of September  30, 2023 vs. 8% as of June 30, 2023 and  unchanged from December 31, 2022

Liquidity Preparedness

September 30, 2023

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[1]	$ 582,245	$ 90,000	$ 492,245	$ --
Federal Reserve Bank Discount Window	1,291,010	--	1,291,010	71,516
FRB Bank Term Funding Program (BTFP)	153,280	--	153,280	--
Total Secured/Committed	$ 2,026,535	$ 90,000	$ 1,936,535	$ 71,516
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[2]	$ 574,708	$ 100,000	$ 474,708	$ --
Brokered Money Market Deposit[3]	192,805	67,393	125,412	--
Insured Cash Sweep-One Way Buy[4]	100,000	10,038	89,962	--
Fed Fund Lines	325,000	--	325,000	--
Total Unsecured/uncommitted borrowings	$ 1,192,513	$ 177,431	$ 1,015,082	$ --
Investment Securities available for pledge:				
Treasuries, Agencies, MBS, CMO[5]	8,550	--	8,550	--
Municipals[6]	311,974	--	311,974	--
Total Investment Securities Available	320,524	--	320,524	--
Total Lake City Bank Liquidity Preparedness	**$ 3,539,572**	**$ 267,431**	**$ 3,272,141**	**$ 71,516**

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per bank policy
(3) Brokered money market capacity is equal to 3% of total assets, per bank policy
(4) Insured cash sweep one way by capacity is approved under program by IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the Federal Reserve Bank – Discount Window, FHLB and BTFP
(6) Municipal securities are eligible collateral at the FRB – Discount Window

Lake City Bank

17

18 Investment Portfolio Investment Portfolio as a Percent of Total Assets is Expected to Trend Lower Through Receipt of Cash Flows M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 14%13% 12% 12% 12% 12% 14% 21% 20% 17% 0% 5% 10% 15% 20% 25% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 September 30, 2023 Market ValueBook YieldWeighted  Maturity 97,2372.116.26US Govt REMICS 332,4251.967.35US Govt Pools 115,6711.559.24US Agencies 2,8614.430.40US Treasury Notes/Bills 427,3382.9015.91AFS Municipals (TEY) 102,6292.7317.18HTM Municipals (TEY) $1,078,1612.38%11.90Total (Tax‐Equivalent Yield) Held‐to‐Maturity 129,494$      Available‐for‐Sale 975,532$      Carrying Value US Govt Treas 0.3% US Govt Remics 9.0% US Govt Pools  30.8% AFS Municipals 39.7% HTM Municipals 9.5% US Govt  Agencies 10.7%

19 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐11.21% ‐7.02% ‐3.26% ‐1.58% ‐0.77% 0.61% 1.18% 2.30% 4.57% 6.83% ‐20.00% ‐15.00% ‐10.00% ‐5.00% 0.00% 5.00% 10.00% 15.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn      50 NII ‐ Rates Dn      25 NII ‐ Rates Up      25 NII ‐ Rates Up      50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 Graph presents 12 month projected net interest income simulation  results as of September 30, 2023 using parallel shocks

20 Evolution of Deposit and Loan Betas Fed Tightening in 2022‐2023 Has Been More Aggressive Than Past Cycles • NIM expanded 102 basis points from 4Q21 through 4Q22  due to asset sensitive balance sheet and lagged deposit  rate increases • Total cumulative deposit beta of 46% from March 2022 to  September 2023 is higher than past FED tightening cycle  (2016‐2018) of 45%  • Deposit betas impacted by deposit mix shift from DDA to  interest bearing products and competitive deposit pricing  pressures in the market • Total cumulative loan beta of 52% has lagged past FED  tightening cycle (2016‐2018) of 61%

21 Interest Rate Sensitivity Asset Sensitivity Attributable to Commercial Loan Portfolio Fixed Rate $1,554,244 36% Prime $1,174,398 27% SOFR $1,057,197 24% FHLB/Other $545,308 13% Commercial Loans $4.3 billion as of September 30, 2023 (000’s) • Cost of deposits increased due to  deposit mix shift from DDA to interest  bearing products, increased  competition for deposits, and liquidity  used to fund loan growth • Fixed rate loans have shorter, average  original terms of approximately 5 years • Approximately $580.5 million of fixed  rate commercial loans reprice in the  next twelve months • 89% of loan portfolio consists of  commercial loans and 64% of  commercial loans are tied to variable  interest rates

22 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

23 Commercial Banking Focus Experienced Relationship Driven Team • 41 credit “smart” commercial bankers • Average 24 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology

24 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

25 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering loan and deposit products to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

26 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

27 Mature1 Market Deposit Performance Organic Growth 2013 – 2023 $2,631 $2,419 $1,975 $483 $459 $417 $359 $221 ‐$300 ‐$1,472 ‐$2,000 ‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase PN C Star First M erchants Fifth Third O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 100% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/23 Statistics

Organic Growth

Indianapolis Market Opportunity

Indianapolis Market Banks	Share of Market
1. JPM Chase	20%
2. Merchants Bank	16%
3. PNC	13%
4. Fifth Third	9%
5. Huntington National	7%
6. Bank of America	5%
7. First Internet Bank	5%
8. BMO Harris	5%
9. National Bank of Indy	3%
10. First Merchants	3%
16. Lake City Bank	1%

Deposit Market Share


3%
97%
Out of State
In State

Lake City Bank

Marion, Hamilton and Johnson Counties as of 6/30/23;
Source: FDIC 6/30/23 Statistics

28

29 A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs decreased slightly by 0.6% from 543,600 to 540,600 from August  ‘22 to August ‘23(2) • Indiana unemployment at 3.4% as of August 2023(3) • Indiana ranked 14 in CNBC’s “America’s Top States for Business 2022”, ranking Indiana  higher than any of its neighboring states(4) • Electric Vehicle battery plant planned in St. Joseph County (South Bend) will add  approximately 1,700 jobs in the area  • General Motors is making a $632 million investment in its Allen County (Fort Wayne)  facility to support the production of the next‐generation internal combustion engine  full‐size light‐duty trucks • Stellantis and Samsung SDI make $3.2 billion investment in Electric Vehicle battery  manufacturing facility in Kokomo, IN(5) • Indiana ranks 4th in the U.S. for the “most clean energy capacity”(6) and 3rd for solar  energy development(7) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) http://www.hoosierdata.in.gov/dpage.asp?id=52&view_number=1&menu_level=&panel_number=2 (3) https://fred.stlouisfed.org/graph/?graph_id=880632&rn=643 (4) tps://www.cnbc.com/2022/07/13/top‐states‐for‐business‐indiana.html (5) https://www.iedc.in.gov/events/news/details/2023/10/11/gov‐holcomb‐announces‐second‐stellantis‐samsung‐sdi‐ ev‐battery‐manufacturing‐facility‐3b‐investment (6) https://www.iedc.in.gov/events/news/details/2023/08/29/solar‐energy‐innovator‐launches‐us‐headquarters‐ manufacturing‐in‐indiana (7) https://www.canarymedia.com/articles/clean‐energy/chart‐the‐top‐10‐states‐building‐americas‐renewable‐energy‐ resources

30 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021 and  used in three new offices

31 Channel Utilization over Three‐year Horizon Number of Bank Transactions Increase by 7% Over Three Years Three  Year  Change % of Total Total  Transactions  2023(1) % of Total Total Transactions 2020(1) Channel Type 0%15%2,064,61716%2,073,708Branch Transactions (9)%6%815,3667%891,756ATM/ITM (35)%23%3,157,34838%4,867,781Online Logins 57%54%7,425,08837%4,716,618Mobile Logins(2) (16)%2%210,3622%251,467Telephone Banking 7%100%13,672,781100%12,801,330Total (1) Measurement period includes twelve months of data ending September 30, 2020 and September 30, 2023 (2) Includes mobile phone, Apple watch and iPad app use

32 Customer Composition and Digital Adoption Digital Platform Upgrade in March of 2021 Positively Impacting Digital  Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 9/30/219/30/229/30/23 Customer Breakdown Generation 41%49%53%17%Gen Z            (1996 ‐ Current) 51%57%59%26%Millennial (1977 ‐ 1995) 42%48%50%19%Gen X                 (1965 ‐ 1976) 38%42%44%30%Baby Boomer   (1946 ‐ 1964) 25%28%30%8%Mature (1945 or before) 41%47%50%Digital Adoption

Financial Performance

34 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.69% 1.76% 1.55% 1.56% 1.62% 1.33% 16.51% 15.47% 13.51% 14.19% 17.40% 14.44% 16.64% 15.57% 13.59% 14.27% 17.52% 14.53% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2018 2019 2020 2021 2022 YTD 2023 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review June 30, 2023 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE             10.8%          11.0% ROATE           12.9%          12.7% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.96%             0.98%

35 Net Income and EPS Core Operational Profitability Declines by 2% in 2023  $80,411 $87,047 $84,337 $95,733 $103,817 $77,840 $64,141 $76,356 $3.13 $3.38 $3.30 $3.74 $4.04 $3.03 $2.49 $2.97 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 Adjusted (1) Net Income Diluted EPS 12023 Year to date net income adjusted  reflects Core Operational Profitability and  excludes the second quarter 2023 wire  fraud loss of $18.1 million, net of salary  and benefits adjustment and taxes for a  total net of tax impact of  $12.2 million or  $0.48 per diluted share  N et  In co m e EP S 2023 Net Income YOY decrease (18)% 2023 Diluted EPS YOY decrease (18)% 2023 Core Operational Profitability YOY decrease (2)% 2023 Core Operational Profitability per share YOY decrease (2)%

36 Pretax Pre‐Provision Earnings Core Pretax Pre‐Provision Earnings Improve by 1% $105,344 $110,620 $118,646 $118,521 $134,539 $94,617 $79,821 $96,029 2.21% 2.24% 2.19% 1.93% 2.09% 1.96% 1.66% 1.99% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 (1) Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Second Quarter 2023 Earnings Press Release and Form 8‐K. 2023 Pretax Pre‐Provision Earnings YOY Decrease (16)% 2023 Core Pretax Pre‐Provision Earnings YOY Increase 1%  12023 Year to date core pre‐provision  earnings excludes the second quarter  2023 wire fraud loss of $18.1 million, net  of salary and benefits adjustment, for a  total adjustment of $16.2 million

37 Average Loans Average YTD Loan Growth of $410 million or 9% Compared to Prior Year 94% 94% 95% 83% 77% 87% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2018 2019 2020 (1) 2021 (1) 2022 (1) YTD 2023 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2023 YOY Increase 9% $3,843,912 $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,791,430

$1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 38 Line of Credit Utilization Line Availability Increase Demonstrates Growth 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7

Line of Credit Utilization vs. Commercial DDA

Commercial DDA Deposit Balances Normalize in 2023



(000's)
Line of Credit Utilization
Commercial DDA
PPP Round 1
PPP Round 2
60%
55%
50%
45%
40%
35%
30%
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Dec-13 50% $389,051
Dec-14 51% $467,458
Dec-15 50% $572,966
Dec-16 52% $660,360
Dec-17 54% $740,576
Mar-18 52% $684,511
Jun-18 51% $689,450
Sep-18 48% $730,373
Dec-18 49% $775,947
Mar-19 47% $761,686
Jun-19 49% $772,995
Sep-19 48% $849,092
Dec-19 46% $814,430
Mar-20 48% $883,956
Jun-20 42% $1,216,414
Sep-20 41% $1,218,943
Dec-20 42% $1,273,886
Mar-21 39% $1,339,673
Jun-21 40% $1,462,935
Sep-21 41% $1,493,245
Dec-21 42% $1,571,964
Mar-22 43% $1,561,747
Jun-22 43% $1,477,356
Sep-22 42% $1,510,910
Dec-22 42% $1,435,746
Mar-23 40% $1,257,797
Jun-23 40% $1,166,541
Sep-23 39% $1,113,449
Commercial DDA
Line of Credit Utilization

Lake City Bank

39

40 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,402,220 29% Commercial RE ‐ Owner Occupied $811,175 17% Commercial RE ‐ Nonowner Occupied $740,783 15% Commercial RE ‐Multifamily $236,581 5% Commercial RE ‐ Construction $633,920 13% Agri‐business ‐ Agriculture $380,528 8% Other  Commercial $125,939 2% Residential  Mortgage $247,114 5% Home Equity $189,611 4% Installment ‐ Other  Consumer $106,625 2% $4.9 billion as of September 30, 2023 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $511,204 10% Agriculture $419,487 9% Industrial Warehouses $195,671 4% RV Industry $189,552 4% Senior Living $156,496 3% Lessors of Nonresidential  Buildings $130,402 3% Automobile Dealers $116,794 2% Nonbank Lenders $110,029 2% Misc. Durable Goods  Merchant Wholesalers $105,206 2% Restaurants $98,261 2% 41 Top 10 Industry Concentrations Loan Portfolio is Diversified‐ Commercial Office Space Represents 1.5% of Loans Top 10 Industries Represent 41% or $2.0 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

42 Average Deposits Pandemic’s Deposit Surge Abates in 2023 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,537,379 97% 98% 98% 99% 100% 96% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2018 2019 2020 2021 2022 YTD 2023 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2023 YOY Decrease (4)%

43 Deposit Breakdown Deposit Costs Rise in Response to Interest Rate Environment and Increased Competition Total Retail $1,761,235 31% Total Public  Fund $1,563,557 28% Total  Commercial $2,154,853 38% Brokered  Deposits $177,430 3% September 30, 2023 Total Deposits ‐ $5.7 billion (000’s) 1.19%0.98% 0.63%0.48%0.50%0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 2.31% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Cost of Deposits 20232019Deposit Composition at end of period 24%24%Non‐interest Bearing Demand Deposits 57%47%Interest Bearing Demand, Savings & MMA 13%22%Time Deposits > or = to $100,000 6%7%Time Deposits < $100,000 $5.7$4.1Total Deposits (billions)

Public Fund Deposit Trends

Majority of Public Funds are Core Checking Account Deposits



$1,700,000
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
$300,000
$100,000
-$100,000
$1,235,687
$1,225,991
$1,149,765
$1,2351,119
$1,291,170
$1,225,127
$1,250,576
$1,215,533
$1,211,148
$1,253,704
$1,281,451
$1,127,111
$1,132,438
$1,103,014
$1,212,131
$1,162,457
$1,204,153
$1,275,388
$1,289,603
$1,284,641
$1,340,566
$1,458,179
$1,481,100
$1,429,873
$1,356,851
$1,450,527
$1,563,557
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Checking and MMA
CDs

Lake City Bank

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45 Net Interest Income Year‐to‐date Net Interest Margin Improvement in 2023 $151,271 $155,047 $163,008 $178,088 $202,887 $146,050 $148,436 3.43% 3.38% 3.19% 3.07% 3.40% 3.25% 3.33% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2023 YOY Increase 2%

46 Asset Quality Watchlist Loans as a Percentage of Total Loans Remain at Historic Lows 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 33% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 26% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.42% 3.83% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

47 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 17% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.48% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective  1/1/21

48 Noninterest Income Noninterest Income as a Percentage of Total Revenue Stable at 18% $40,302 $44,997 $46,843 $44,720 $41,862 $31,343 $32,650 21% 22% 22% 20% 17% 18% 18% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2023 YOY Increase 4%  (000’s)

49 2023 YOY Increase 2% Total Revenue Revenue Growth Benefited by Loan Growth and Improvement in Noninterest Income $191,573 $200,044 $209,851 $222,808 $244,749 $177,393 $181,086 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 (000’s)

50 Non‐Interest Expense $86,229 $89,424 $91,205 $104,287 $110,210 $82,776 $101,265 $85,057 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 Adj. (1) (000’s) 2023 YOY Increase                                                     22% 2023 Core Noninterest Expense YOY  Increase     3%  12023 Year to date noninterest expense adjusted reflects Core  Noninterest Expense and excludes the second quarter 2023  wire fraud loss loss of $18.1 million net of $1.9 million salary  and benefits adjustment, or $16.2 million, net. Core Noninterest Expense Growth at 3% for 2023

51 Efficiency Ratio Adjusted Core Efficiency Ratio of 47% Excludes Impact of Wire Fraud Loss 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 56% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year to date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

52 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.00 $1.16 $1.20 $1.36 $1.60 $1.20 $1.38 2.25% 2.40% 2.24% 1.70% 2.19% 2.20% 3.88% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Dividend Per Share ‐ split adjusted Dividend Yield 2023 YOY Increase 15% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

53 LKFN Shareholder Value Total Return Performance from 12/31/00 to 9/30/23 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 LKFN S&P 500 S&P 500 Financials S&P US BMI Banks Index 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 1,940.19% 403.26% 126.75% 104.69%

54 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

56 Lake City Bank Capital Adequacy Capital Strength Continues in September 2023 Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold September  30, 2023 Actual Regulatory Ratio  Description * 7.63%$176,076$(248,589)$424,6555.00%11.35%Tier 1 Leverage Ratio 9.10%$145,887$(248,589)$394,4776.50%13.53%Common Tier 1 (CET) 9.10%$61,734$(248,589)$310,3248.00%13.53%Tier 1 Risk Based  Capital 10.35%$19,772$(248,589)$268,36210.00%14.78%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

57 Lake City Bank Uninsured Deposits  Public Funds Account for 28% of Total Uninsured Deposits $1 ,1 35 $1 ,3 34 $1 ,6 25 $1 ,9 96 $1 ,9 91 $2 ,0 17 $2 ,0 68 $2 ,7 40 $3 ,2 58 $3 ,0 69 $2 ,9 76 $2 ,9 64 $2 ,9 55 $2 ,9 72 $3 ,1 86 $2 ,9 19 $3 ,0 93 $3 ,1 78 $3 ,0 80 56% 54% 54% 54% 30% 29% 28% 28% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Jan 2023 Feb 2023 Mar 2023 Apr 2023 May 2023 Jun 2023 Jul 2023 Aug 2023 Sep 2023 Total Deposits Uninsured Deposits Uninsured Deposits % of Total Deposits Uninsured Deposits > $250,000 excluding Public Funds De po sit s U ni ns ur ed  d ep os its  %  o f   De po sit s

Investment Securities Overview Excess Liquidity Deployed to Investment Security Portfolio • Excess liquidity of $1 billion deployed to investment  portfolio during 2020‐2022  • Investment portfolio longer duration offsets shorter  duration of loan portfolio for interest rate risk management • The investment portfolio balances the asset sensitive  commercial loan portfolio • Deployment to the investment portfolio provided an  earnings asset shift from balances earning 10 basis points at  the Federal Reserve to a tax equivalent yield of 2.69% • All taxable bonds are 100% backed by the full faith of the  U.S. Government • Municipal Securities are high quality bonds with strong  credit quality. 92% of the municipal bonds are rated AA/AAA 58

Investment Portfolio Analysis Investment Portfolio Declines as a Percentage of Total Assets in 2023 59 12/31/20229/30/2023 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 9%114,3555.979%97,2376.26US Govt REMICS 29%377,9537.3431%332,4257.35US Govt Pools 10%126,9618.8211%115,6719.24US Agencies 0%3,0340.920%2,8610.40US Treasury Notes/Bills 43%563,22515.8740%427,33815.91AFS Municipals (Exempt) ‐‐‐‐‐‐AFS Municipals (Taxable) 9%111,02917.929%102,62917.18HTM Municipals ‐‐‐‐‐‐CMCL CMO 100%$1,296,557 11.99100%$1,078,161 11.90Total  ($215,255)($266,389)Unrealized losses AFS ($17,213)($26,865)Unrealized losses HTM ($232,468)($293,254)Total market value losses   6.56.7Portfolio effective duration  20%17%Investment securities as a % of assets

60 Investment Security Portfolio Cashflows Cash Flows of $353 million Expected Through June 2027 17 ,4 17 ,2 19   15 ,5 96 ,1 22   16 ,9 18 ,4 87   16 ,6 57 ,0 25   16 ,2 35 ,3 56   14 ,3 95 ,7 73   15 ,6 94 ,5 52   16 ,1 94 ,5 68   15 ,2 97 ,8 27   14 ,3 01 ,2 65   14 ,9 18 ,6 12   19 ,6 80 ,8 25   14 ,1 73 ,4 34   13 ,4 31 ,0 35   14 ,3 52 ,3 47   8, 95 4, 13 2  8, 94 6, 83 1  7, 59 3, 38 3  8, 74 8, 47 5  7, 40 6, 14 8  8, 57 4, 60 1  7, 23 9, 45 7  8, 41 4, 11 8  7, 06 8, 54 9  8, 24 7, 17 6  6, 91 2, 97 3  8, 08 8, 71 4  6, 73 7, 46 8  7, 92 3, 09 3  6, 59 5, 92 6   ‐  5,000,000  10,000,000  15,000,000  20,000,000  25,000,000  30,000,000 Dec‐23 Mar‐24 Jun‐24 Sep‐24 Dec‐24 Mar‐25 Jun‐25 Sep‐25 Dec‐25 Mar‐26 Jun‐26 Sep‐26 Dec‐26 Mar‐27 Jun‐27 Principal Interest (000) Investment Portfolio has generated  $158 million in cash flow and  proceeds from sales YTD through  September 30, 2023

61 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States (1) All other counties individually represent less than 2% of total September 30, 2023 (000’s) Allen 18% Elkhart 14%St. Joseph 9% Kosciusko 10% Hamilton 8% Marion 14% Marshall 4% Other IN  Counties (1) 17% Outside IN 6% Commercial Loans  Outstanding as of  9/30/2023 $4.3 billion

Larger Market Organic Expansion

Organic Growth

State Rank	County	Primary City	Population*	LCB Entry	LCB Deposit Market Share**	# of Branches
21.	Kosciusko	Warsaw	80,826	1872	64%	12
6.	Elkhart	Elkhart	206,890	1990	23%	11
5.	St. Joseph	South Bend	272,234	1997	8%	4
3.	Allen	Fort Wayne	391,449	1999	12%	5
1.	Hamilton, Johnson, Marion	Indianapolis	1,500,169	2011	1%	7

* Source: STATS Indiana
** Source: FDIC 6/30/23 Statistics


Lake
City
Bank

Lake City Bank

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Mature Market Strength and Growth

Organic Growth

(millions)[1]

	2023		2013			2023
	Deposits	Share	Deposits	Share	Increase	# of Offices
1. 1st Source	$5,258	19.69%	$2,627	14.33%	100.15%	53
2. Lake City Bank	**$4,828**	**18.08%**	**$2,409**	**13.14%**	**101.42%**	**53**
3. JPM Chase	$3,651	13.68%	$1,676	9.14%	117.84%	20
4. PNC	$1,694	6.34%	$1,211	6.60%	39.88%	17
5. First Merchants	$1,071	4.01%	$654	3.57%	63.76%	9
6. Flagstar/Wells Fargo(2)	$994	3.72%	$2,466	13.46%	(59.69)%	23
7. Star	$903	3.38%	$444	2.42%	103.38%	10
8. Old National	$803	3.01%	$582	3.18%	37.97%	9
9. Fifth Third	$729	2.73%	$370	2.02%	97.03%	8
10. KeyBank	$674	2.52%	$974	5.32%	(30.80)%	14
Market Total	**$26,701**		**$18,331**		**45.66%**	

[1]Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties
[2]Flagstar purchased Wells Fargo Indiana branches in 2018
Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.

Lake City Bank

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